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               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 25, 1998
                                                -------------------

                   PAUL-SON GAMING CORPORATION
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      (Exact name of Registrant as specified in charter)

                             Nevada
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         (State or other jurisdiction of incorporation)

         0-23588                                 88-0310433
--------------------------             ----------------------------
    (Commission File                           (IRS Employee
         Number)                            Identification No.)

1700 S. Industrial Road, Las Vegas, Nevada              89102
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(Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code  (702) 384-2425
                                                  -----------------

                         Not Applicable
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  (Former name or former address, if changed since last report)

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ITEM 5.   OTHER EVENTS

      On November 25, 1998, the Board of Directors of Paul-Son Gaming Corporation (the "Company") appointed Eric P. Endy as Chairman of the Board and Chief Executive Officer of the Company. On November 13, 1998, Eric P. Endy assumed the role of successor trustee of The Paul S. Endy, Jr. Living Trust (the "Endy Trust"), the Company's controlling stockholder with 1,660,205 shares or approximately 47.8% of the outstanding shares of the Company's common stock as of November 25, 1998. On November 12, 1998, Eric P. Endy was appointed the temporary guardian of the estate of Paul S. Endy, Jr.

      For   additional  information  concerning  the   foregoing,
reference is made to Paul-Son's press release dated November 25, 1998, a copy of which is attached as an exhibit hereto and incorporated by reference herein.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

      (A)  Financial Statements of Business Acquired.

           Not Applicable.

      (b)  Pro Forma Financial Information.

           Not Applicable.

      (c)  Exhibits.

           99.1 Text of Press Release, dated November 25, 1998.

                                2

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                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                            PAUL-SON GAMING CORPORATION
                                        (Registrant)

Date:  November 25, 1998    By:   /s/ Eric P. Endy
                               -----------------------------------
                                  Eric P. Endy
                                  Chairman of the Board, Chief
                                  Executive Officer, President
                                  and Chief Operating Officer

                                3
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                          EXHIBIT INDEX


EXHIBIT                                                     PAGE
NUMBER                      DESCRIPTION                    NUMBER
--------                    -----------                    ------

 99.1     Text of Press Release, dated November 25, 1998.     5


                                4